UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): March 23, 2023

One World Ventures, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56498	85-1516178
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3370 Pinks Place, Suite F

Las Vegas, NV 89102

(Address of principal executive offices)

Phone: (702) 331-9700

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 23, 2023, One World Ventures, Inc. a Nevada corporation (the “Company”) entered into an asset purchase agreement (the “APA”) with Smart Prime Group, Ltd., a St. Vincent and Grenadines corporation, which is controlled by Seyed Mohammadali Nojoumi  (the “Seller”), pursuant to which the Company agreed to issue 827,363,007 shares of restricted common stock of the Company to Seller in exchange for the assets of the Seller. Upon the execution of the APA the Company shall deposit 138,000,000 restricted common shares in to escrow.  The assets of Seller that have been acquired today consist of a trading account with a value of $12,000,000 US Dollars that is in an account under One World Ventures, Inc.’s control.

The foregoing description of the APA, does not purport to be complete and are qualified in their entirety by reference to the full text of the APA, a copy of which is filed as Exhibit 10.1, respectively to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 3.02. The Shares were issued to the Seller in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) promulgated thereunder, as there was no general solicitation, the Seller was accredited, and the transaction did not involve a public offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Asset Securities Purchase Agreement, entered into by and between One World Ventures, Inc. and Smart Prime Group, Ltd., dated March 23, 2023

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

One World Ventures, Inc.

Date: March 27, 2023	By:	/s/ Da Mu Lin
Da Mu Lin
Chief Executive Officer
Principal Executive Officer

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